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EXHIBIT 99.3


                                Transmittal Form
                        to Tender Shares of Common Stock
                                       of
                       CALIFORNIA BEACH RESTAURANTS, INC.

              DELIVER THIS TRANSMITTAL FORM AND TENDERED SHARES TO:

                       CALIFORNIA BEACH RESTAURANTS, INC.
                        17383 Sunset Boulevard, Suite 140
                       Pacific Palisades, California 90272
                         Attn: Richard Powell, President

I, the undersigned, hereby accept the offer by California Beach Restaurants, Inc., a California corporation (the "Company"), to purchase odd-lot shares at a purchase price of $1.00 per share of Common Stock and including a $20 gift certificate redeemable at Gladstones 4 Fish Restaurant in Pacific Palisades, California.

I am authorized to tender the shares described below and hereby tender all my shares to the Company. For value received, I, the undersigned, hereby sell, assign and transfer to the Company all of the shares of Common Stock of the Company described below, standing in my name on the books of the Company and do hereby irrevocably constitute and appoint the Company as attorney to transfer said stock on the books of the Company with full power of substitution.

ALL SHAREHOLDERS MUST COMPLETE THE FOLLOWING INFORMATION:

HOLDER OF RECORD:

Name (as it appears on the stock certificate, or, if you cannot locate your stock certificate, as it appears on the label below):___________________________

Number of Shares (see label below):_____________________________________________

Certificate Number (if you have your certificate):______________________________

PLEASE CHECK THE BOX THAT APPLIES TO YOU:

[ ]   I HAVE MY ORIGINAL STOCK CERTIFICATE

PLEASE COMPLETE THIS TRANSMITTAL FORM AND RETURN BOTH YOUR ORIGINAL STOCK CERTIFICATE AND THIS TRANSMITTAL FORM TO THE COMPANY IN THE PRE-ADDRESSED, POSTAGE PREPAID ENVELOPE PROVIDED.

[ ]   I HAVE LOST MY ORIGINAL STOCK CERTIFICATE

PLEASE COMPLETE THIS TRANSMITTAL FORM AND RETURN IT TO THE COMPANY IN THE PRE-ADDRESSED, POSTAGE PREPAID ENVELOPE PROVIDED. BY EXECUTING AND RETURNING THIS TRANSMITTAL FORM, YOU ALSO AGREE TO THE FOLLOWING LOSS INDEMNITY:

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I, the undersigned, took delivery of the certificate described above, but am unable to locate the certificate and believe it to be lost. I hereby certify that the certificate shall be deemed surrendered for cancellation from this day forth and that I shall have no rights as a shareholder of the Company, other than the right to receive the consideration described above. I have not assigned, transferred, sold or pledged all or any part of the shares represented by the certificate and I hereby indemnify and release the Company from any and all liability relating to the loss of the certificate. In the event of discovery of the original certificate, I agree to mark the certificate as cancelled and return the cancelled certificate to the Company.

[ ]  MY SHARES ARE HELD IN STREET NAME BY MY FINANCIAL INSTITUTION

PLEASE COMPLETE THIS TRANSMITTAL FORM AND APPENDIX A ATTACHED TO THIS FORM AND FOLLOW THE INSTRUCTIONS ON APPENDIX A.

YOU MUST CHECK THE BOX ABOVE THAT APPLIES TO YOU, PROVIDE THE FOLLOWING INFORMATION AND SIGN BELOW TO SELL YOUR SHARES.

THIS FORM MUST BE SIGNED BY THE REGISTERED HOLDER OF THE SHARES EXACTLY AS THE NAME APPEARS ON THE SHARE CERTIFICATE OR THE LABEL BELOW, OR IF THE SHARES ARE HELD IN STREET NAME, AS IT APPEARS ON YOUR ACCOUNT WITH YOUR FINANCIAL INSTITUTION.

DATED:_____________, 2003

NAME (AS IT APPEARS ON THE STOCK CERTIFICATE OR THE LABEL BELOW OR ON YOUR ACCOUNT, AS applicable): _______________________________________________________
                                               (PLEASE PRINT)

*CAPACITY (FULL TITLE - IF OTHER THAN HOLDER OF RECORD):________________________
________________________________________________________________________________

ADDRESS:________________________________________________________________________

AREA CODE AND TELEPHONE NUMBER:_________________________________________________

TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER:______________________________



AUTHORIZED SIGNATURE:_____________________________________________




                               [Affix Label Here]

______________


* If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, you must also provide the information above and sign this transmittal form.



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                                   APPENDIX A

                       Financial Institution Instructions
                        to Tender Shares of Common Stock
                                       of
                       CALIFORNIA BEACH RESTAURANTS, INC.


TO TENDER YOUR SHARES HELD IN STREET NAME WITH YOUR FINANCIAL INSTITUTION, PROVIDE THE INFORMATION REQUESTED IN PART A AND SIGN BELOW. RETURN THE COMPLETED TRANSMITTAL FORM AND THIS APPENDIX A TO YOUR FINANCIAL INSTITUTION FOR PROCESSING. YOUR FINANCIAL INSTITUTION WILL COMPLETE PART B AND SUBMIT THIS FORM ON YOUR BEHALF.
                                     PART A

Name of Tendering Financial Institution:________________________________________

Account Number:_________________________________________________________________

Name (as it appears on the account):____________________________________________

I hereby accept the offer by California Beach Restaurants, Inc. (the "Company") for the tender of all of my shares and hereby authorize the institution named above to transfer all of such shares from the account described above to the Company.

Dated: ______________, 2003

Name (as it appears on the account):____________________________________________
                                                 (PLEASE PRINT)

AUTHORIZED SIGNATURE:___________________________________________________________

                                     PART B

Instructions to Financial Institution:

Please complete the following information and return this form for processing to the Company in the pre-addressed, postage prepaid envelope provided. Identify the number of shares to be transferred from the designated account and authorize the transfer by signing below. A valid tender of the shares will be made upon receipt of the completed Transmittal Form and this Appendix A by the Company. The Company will determine whether the valid tender is accepted in accordance with the procedures outlined in the enclosed materials. A check will be issued in the name of the account holder and returned to you for delivery to the account holder.

Number of Shares:__________________________________________

Name:______________________________________________________

Authorized Signature:______________________________________